UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8092
Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: April 30, 2007

ITEM 1.REPORT TO STOCKHOLDERS.
The Semi-Annual Report to Stockholders is filed herewith.

Western Asset Worldwide Income Fund Inc. (SBW)
SEMI-ANNUAL
REPORT

APRIL 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Western Asset Worldwide Income Fund Inc.
Semi-Annual Report • April 30, 2007
What’s
Inside

Fund Objective

The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy showed signs of weakening during the six-month reporting period. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006 — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”
During the reporting period, short- and long-term Treasury yields experienced periods of volatility. Initially, yields fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Yields then fell sharply at the end of February 2007, as economic data weakened and the stock market experienced its largest one-day decline in more than five years. Overall, during the six months ended April 30, 2007, two-year Treasury yields fell from 4.71% to 4.60%. Over the same period, 10-year Treasury yields moved from 4.61% to 4.63%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 2.64%.
Western Asset Worldwide Income Fund Inc.      I

The high yield bond market generated solid results over the six-month period ended April 30, 2007. During that time, the Citigroup High Yield Market Index[v] returned 6.88%. With interest rates relatively low, demand for higher yielding bonds remained strong. The high yield market was further aided by strong corporate profits and low default rates.
Despite periods of weakness, emerging markets debt generated a positive return, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 5.29% during the six-month reporting period. Strong investor demand, an expanding global economy, solid domestic spending and the Fed maintaining interest rates unchanged supported many emerging market countries.

                                      Performance Review

For the six months ended April 30, 2007, the Western Asset Worldwide Income Fund Inc. returned 6.45% based on its net asset value (“NAV”)vii and 11.64% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 5.29% for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii increased 6.79% over the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.
During this six-month period, the Fund made distributions to shareholders totaling $0.91 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2007 (unaudited)

Six-Month
Price Per Share	Total Return

$15.41 (NAV)	6.45%

$13.98 (Market Price)	11.64%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.
II     Western Asset Worldwide Income Fund Inc.

                                      Special Shareholder Notices

On May 17, 2007, the Board of Directors of the Fund approved changes to the non-fundamental investment policies relating to the Fund’s ability to invest in non-U.S. dollar-denominated debt. Effective June 1, 2007, the Fund may invest up to 50% of its total assets in non-U.S. dollar-denominated securities. Prior to June 1, 2007, the Fund had been limited to a maximum of 15% of its assets in non-U.S. dollar-denominated securities. This change is intended to provide Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, and Western Asset Management Company and Western Asset Management Company Limited, the Fund’s subadvisers, greater flexibility in making investment decisions and serves as an important risk management tool to guard against a U.S. dollar that has declined and may continue to do so in the future.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Worldwide Income Fund Inc.
                                      Looking for Additional Information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBWX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/ InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.
Western Asset Worldwide Income Fund Inc.      III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 4, 2007
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s shares. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross Domestic Product (”GDP“) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board (”Fed“) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.
IV     Western Asset Worldwide Income Fund Inc.

Fund at a Glance (unaudited)

Investment Breakdown
Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      1

Schedule of Investments (April 30, 2007) (unaudited)
WESTERN ASSET WORLDWIDE INCOME FUND INC.

Face
Amount†		Security	Value

SOVEREIGN BONDS — 67.1%
Argentina — 4.5%
		Republic of Argentina:
5,000,000	DEM	10.500% due 11/14/02 (a)	$1,178,634
3,500,000	DEM	7.000% due 3/18/04 (a)	858,657
2,536,086	ARS	Bonds, 2.000% due 1/3/10 (b)	1,749,107
159,000		Bonds, Series VII, 7.000% due 9/12/13	154,124
4,799,439	ARS	Discount Bonds, 5.830% due 12/31/33 (b)	2,117,518
		GDP Linked Securities:
1,565,000		0.624% due 12/15/35 (b)	238,819
29,967,661	ARS	0.649% due 12/15/35 (b)	1,245,605
1,700,000	EUR	0.662% due 12/15/35 (b)	339,053
		Medium-Term Notes:
1,800,000	EUR	7.000% due 3/18/04 (a)(c)	836,022
2,000,000,000	ITL	7.000% due 3/18/04 (a)	483,281

		Total Argentina	9,200,820

Brazil — 13.6%
4,060,000	BRL	Brazil Nota do Tesouro Nacional, Series F, 10.000% due 7/1/10	1,958,085
		Federative Republic of Brazil:
13,144,000		11.000% due 8/17/40 (d)	17,846,266
		Collective Action Securities:
2,130,000		8.750% due 2/4/25	2,799,885
4,580,000		Notes, 8.000% due 1/15/15	5,201,735
54		MYDFA, 6.143% due 9/15/07 (b)(c)(e)	54

		Total Brazil	27,806,025

Colombia — 4.8%
8,835,000		Republic of Colombia, 7.375% due 9/18/37	9,895,200

Ecuador — 1.2%
2,680,000		Republic of Ecuador, 10.000% due 8/15/30 (e)	2,495,750

El Salvador — 0.8%
		Republic of El Salvador:
153,000		7.750% due 1/24/23 (e)	178,245
1,099,000		8.250% due 4/10/32 (e)	1,351,770

		Total El Salvador	1,530,015

Indonesia — 0.5%
825,000		Republic of Indonesia, 8.500% due 10/12/35 (e)	1,014,956

See Notes to Financial Statements.
2     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount†	Security	Value

Mexico — 9.4%
	United Mexican States:
9,750,000	8.125% due 12/30/19 (d)	$12,092,437
	Medium-Term Notes:
2,330,000	5.625% due 1/15/17	2,366,697
2,585,000	8.300% due 8/15/31	3,398,629
	Series A:
833,000	6.375% due 1/16/13	881,106
435,000	6.625% due 3/3/15	472,519

	Total Mexico	19,211,388

Panama — 4.0%
	Republic of Panama:
2,653,000	7.250% due 3/15/15	2,918,300
1,290,000	9.375% due 4/1/29	1,764,075
3,344,000	6.700% due 1/26/36	3,548,820

	Total Panama	8,231,195

Peru — 3.6%
	Republic of Peru:
3,347,000	8.750% due 11/21/33	4,505,899
2,769,000	Bonds, 6.550% due 3/14/37	2,937,909

	Total Peru	7,443,808

Philippines — 0.4%
	Republic of the Philippines:
193,000	10.625% due 3/16/25	276,106
442,000	7.750% due 1/14/31	501,117

	Total Philippines	777,223

Russia — 3.5%
	Russian Federation:
3,940,000	11.000% due 7/24/18 (e)	5,673,600
760,000	12.750% due 6/24/28 (e)	1,384,625

	Total Russia	7,058,225

See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      3

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount†	Security	Value

Turkey — 9.9%
	Republic of Turkey:
1,490,000	11.500% due 1/23/12	$1,820,594
730,000	11.000% due 1/14/13	896,513
425,000	7.250% due 3/15/15	444,125
7,472,000	11.875% due 1/15/30 (f)	11,539,570
463,000	Collective Action Securities, Notes, 9.500% due 1/15/14	539,974
5,228,000	Notes, 6.875% due 3/17/36	5,077,695

	Total Turkey	20,318,471

Uruguay — 1.1%
537,333	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	605,843
1,475,909	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (g)	1,708,365

	Total Uruguay	2,314,208

Venezuela — 9.8%
	Bolivarian Republic of Venezuela:
12,526,000	5.750% due 2/26/16	11,696,152
2,234,000	7.650% due 4/21/25	2,352,402
	Collective Action Securities:
4,415,000	9.375% due 1/13/34 (f)	5,545,240
445,000	Notes, 10.750% due 9/19/13	543,123

	Total Venezuela	20,136,917

	TOTAL SOVEREIGN BONDS (Cost — $126,521,855)	137,434,201

CORPORATE BONDS & NOTES — 24.1%
Brazil — 4.0%
	Vale Overseas Ltd., Notes:
1,439,000	8.250% due 1/17/34	1,775,126
6,071,000	6.875% due 11/21/36	6,469,852

	Total Brazil	8,244,978

El Salvador — 0.4%
807,000	MMG Fiduciary Trust Corp., 6.750% due 2/1/16 (e)	817,273

India — 0.1%
244,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (b)(e)	244,355

See Notes to Financial Statements.
4     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount†		Security	Value

Kazakhstan — 1.3%
1,200,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (e)	$1,188,000
630,000		HSBK Europe BV, 7.250% due 5/3/17 (e)	629,606
		TuranAlem Finance BV:
111,000		8.250% due 1/22/37 (e)	111,833
550,000		Bonds, 8.250% due 1/22/37 (e)	554,125

		Total Kazakhstan	2,483,564

Mexico — 4.1%
		Axtel SAB de CV:
110,000		11.000% due 12/15/13	123,200
40,000		7.625% due 2/1/17 (e)	40,700
760,000		Senior Notes, 7.625% due 2/1/17 (e)	773,300
500,000		Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (b)(e)	509,037
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
120,000		9.375% due 5/1/12	130,200
50,000		12.500% due 6/15/12	53,650
		Pemex Project Funding Master Trust:
3,350,000		9.125% due 10/13/10	3,767,075
250,000		8.000% due 11/15/11	277,875
1,100,000		Guaranteed Bonds, 9.500% due 9/15/27	1,523,500
13,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	1,218,897

		Total Mexico	8,417,434

Russia — 10.9%
250,000		Gaz Capital for Gazprom, Loan Participation Notes, 6.510% due 3/7/22 (e)	257,813
5,870,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (e)	7,673,851
		Gazprom, Bonds:
119,800,000	RUB	Series A7, 6.790% due 10/29/09	4,701,743
39,930,000	RUB	Series A8, 7.000% due 10/27/11	1,560,898
52,630,000	RUB	Gazprom OAO, Series A6, 6.950% due 8/6/09	2,067,454
3,460,000		Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (e)	3,680,575
1,730,000		TNK-BP Finance SA, 7.500% due 7/18/16 (e)	1,835,962
460,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (e)	494,730

		Total Russia	22,273,026

United States — 1.0%
1,830,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,006,138

See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      5

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount†	Security	Value

Venezuela — 2.3%
4,613,000	Petrozuata Finance Inc., 8.220% due 4/1/17 (e)	$4,706,392

	TOTAL CORPORATE BONDS & NOTES (Cost — $46,751,575)	49,193,160

LOAN PARTICIPATIONS — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
	Ashmore Energy International, Ltd:
58,011	Synthetic Revolving Deposits, 8.250% due 3/30/14 (Credit Suisse) (b)(h)	58,319
441,989	Term Loan, 8.350% due 3/30/14 (Credit Suisse) (b)(h)	444,337

	TOTAL LOAN PARTICIPATIONS (Cost — $498,753)	502,656

Warrant

WARRANT — 0.4%
23,180	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (Cost — $0)	846,071

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $173,772,183)	187,976,088

Face
Amount†

SHORT-TERM INVESTMENTS — 8.2%
Credit Linked Note — 1.0%
2,000,000		UBS AG Jersey Branch, Medium-Term Notes, 6.000% due 7/12/07 (Cost — $2,061,694) (d)	2,073,200

Sovereign Bonds — 4.1%
		Egypt Treasury Bills:
46,200,000	EGP	Zero coupon bond to yield 9.643% due 10/30/07	7,766,368
3,175,000	EGP	Zero coupon bond to yield 9.724% due 11/6/07	532,947

		Total Sovereign Bonds (Cost — $8,235,518)	8,299,315

U.S. Government Agencies — 0.3%
150,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (i)(j)	148,854
500,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.192% due 6/27/07 (i)(j)	495,982

		Total U.S. Government Agencies (Cost — $644,789)	644,836

See Notes to Financial Statements.
6     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount	Security	Value

Repurchase Agreement — 2.8%
$5,815,000	Nomura Securities International Inc. tri-party repurchase agreement dated 4/30/07, 5.170% due 5/1/07; Proceeds at maturity — $5,815,835; (Fully collateralized by various U.S. government agency obligations 0.000% to 4.650% due 6/29/07 to 5/15/14; Market value — $5,931,994) (d) (Cost — $5,815,000)	$5,815,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $16,757,001)	16,832,351

	TOTAL INVESTMENTS — 100.0% (Cost — $190,529,184#)	$204,808,439

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is currently in default.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2007.

(c)	Illiquid security.

(d)	All or a portion of this security is segregated for open futures contracts, extended settlements and reverse repurchase agreements.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Participation interest was acquired through the financial institution indicated parenthetically.

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.
Abbreviations used in this schedule:

ARS  — Argentine Peso
BRL  — Brazilian Real
DEM  — German Mark
EGP  — Egyptian Pound
EUR  — Euro
GDP  — Gross Domestic Product
ITL   — Italian Lira
MXN  — Mexican Peso
MYDFA — Multi-Year Depository Facility Agreement
RUB  — Russian Ruble
See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      7

Statement of Assets and Liabilities (April 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $190,529,184)	$204,808,439
Foreign currency, at value (Cost — $1,496,637)	1,497,339
Cash	352
Receivable for securities sold	10,049,931
Interest receivable	2,985,761
Receivable from broker — variation margin on open futures contracts	87,188
Prepaid expenses	18,633

Total Assets	219,447,643

LIABILITIES:
Payable for securities purchased	11,489,732
Payable for open reverse repurchase agreements	7,162,277
Investment management fee payable	171,892
Interest payable	33,986
Directors’ fees payable	347
Accrued expenses	75,166

Total Liabilities	18,933,400

Total Net Assets	$200,514,243

NET ASSETS:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$13,015
Paid-in capital in excess of par value	181,306,157
Undistributed net investment income	354,233
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	4,407,567
Net unrealized appreciation on investments, futures contracts and foreign currencies	14,433,271

Total Net Assets	$200,514,243

Shares Outstanding	13,014,971

Net Asset Value	$15.41

See Notes to Financial Statements.
8     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended April 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$7,175,825

EXPENSES:
Investment management fee (Note 2)	1,032,995
Interest expense (Notes 3 and 4)	100,229
Directors’ fees	36,461
Shareholder reports	33,718
Audit and tax	29,054
Legal fees	26,458
Transfer agent fees	13,846
Custody fees	13,315
Commitment fees (Note 4)	10,637
Stock exchange listing fees	7,503
Insurance	3,631
Miscellaneous expenses	4,594

Total Expenses	1,312,441

Net Investment Income	5,863,384

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	5,045,960
Futures contracts	(69,108)
Foreign currency transactions	(5,199)

Net Realized Gain	4,971,653

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	1,136,244
Futures contracts	334,449
Foreign currencies	2,403

Change in Net Unrealized Appreciation/ Depreciation	1,473,096

Increase From Payment by Affiliate (Note 9)	143,005

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	6,587,754

Increase in Net Assets From Operations	$12,451,138

See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      9

Statements of Changes in Net Assets

For the six months ended April 30, 2007 (unaudited)
and the year ended October 31, 2006

	2007	2006

OPERATIONS:
Net investment income	$5,863,384	$11,112,612
Net realized gain	4,971,653	7,615,200
Change in net unrealized appreciation/depreciation	1,473,096	(215,613)
Increase from payment by affiliate	143,005	—

Increase in Net Assets From Operations	12,451,138	18,512,199

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,682,336)	(11,251,624)
Net realized gains	(6,145,669)	(24,861,628)

Decrease in Net Assets From Distributions to Shareholders	(11,828,005)	(36,113,252)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (39,360 shares issued)	—	598,374

Increase in Net Assets From Fund Share Transactions	—	598,374

Increase (Decrease) in Net Assets	623,133	(17,002,679)
NET ASSETS:
Beginning of period	199,891,110	216,893,789
End of period*	$200,514,243	$199,891,110

* Includes undistributed net investment income of:	$354,233	$173,185

See Notes to Financial Statements.
10     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Financial Highlights
For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2007(1)(2)		2006(2)		2005(2)	2004(2)	2003(2)	2002(2)

Net Asset Value, Beginning of Period	$15.36		$16.72		$15.53	$15.04	$11.29	$12.24

Income (Loss) From Operations:
Net investment income	0.45		0.85		1.20	1.26	1.47	1.57
Net realized and unrealized gain (loss)	0.51		0.57		1.35	0.66	3.74	(1.01)

Total Income From Operations	0.96		1.42		2.55	1.92	5.21	0.56

Less Distributions From:
Net investment income	(0.44)		(0.86)		(1.29)	(1.39)	(1.46)	(1.51)
Net realized gains	(0.47)		(1.92)		(0.07)	(0.04)	—	—

Total Distributions	(0.91)		(2.78)		(1.36)	(1.43)	(1.46)	(1.51)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		0.00	(3)	—	—	—	—

Net Asset Value, End of Period	$15.41		$15.36		$16.72	$15.53	$15.04	$11.29

Market Price, End of Period	$13.98		$13.37		$15.02	$16.34	$16.00	$11.60

Total Return, Based on NAV(4)	6.45	%(5)	9.55	% (6)	17.19%	13.52%	48.36%	4.35%

Total Return, Based on Market Price(7)	11.64%		6.95%		0.19%	12.19%	53.18%	0.61%

Net Assets, End of Period (000s)	$200,514		$199,891		$216,894	$201,182	$194,337	$145,330

Ratios to Average Net Assets:
Gross expenses	1.33	%(8)	1.45%		2.24%	2.00%	2.11%	2.67%
Gross expenses, excluding interest expense	1.23	(8)	1.28		1.24	1.24	1.30	1.46
Net expenses	1.33	(8)	1.45	(9)	2.24	2.00	2.11	2.67
Net expenses, excluding interest expense	1.23	(8)	1.28	(9)	1.24	1.24	1.30	1.46
Net investment income	5.96	(8)	5.57		7.41	8.39	10.77	12.91

Portfolio Turnover Rate	36%		72%		83%	94%	100%	143%

Supplemental Data:
Loan Outstanding, End of Period (000s)	—	(10)	—	(10)	$10,000	$60,000	$60,000	$60,000
Asset Coverage for Loan Outstanding	—	%(10)	—	%(10)	2,269.00%	435.00%	424.00%	342.00%
Weighted Average Loan (000s)	—	(10)	$10,000	(10)	$46,027	$60,000	$60,000	$60,000
Weighted Average Interest Rate on Loan	—	%(10)	5.07	% (10)	3.79%	2.34%	2.38%	3.10%

(1)	For the six months ended April 30, 2007 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	The manager fully reimbursed the Fund for losses incurred resulting from the Fund not meeting an investment restriction. Without this reimbursement, total return would have been 6.38%. (Note 9).

(6)	If the Fund had met its investment restriction, the total return may have been different (Note 9).

(7)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(8)	Annualized.

(9)	Reflects fee waivers and/or expense reimbursements.

(10)	At April 30, 2007 and October 31, 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      11

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies
Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on

12     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.
   (d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (e) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
   (f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
   The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interposition between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      13

Notes to Financial Statements (unaudited) (continued)
   (g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (i) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which the instruments are indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.
   (j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
14     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   (k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
   (l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).
   LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million, for its services. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund.
   Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments
During the six months ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$66,556,242

Sales	74,865,623

Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      15

Notes to Financial Statements (unaudited) (continued)
   At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,431,054
Gross unrealized depreciation	(151,799)

Net unrealized appreciation	$14,279,255

   Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2007 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$6,613,031	3.015%	$8,426,868

   Interest rates on reverse repurchase agreements ranged from 0.750% to 5.250% during the six months ended April 30, 2007. Interest expense incurred on reverse repurchase agreements totaled $100,229.
   At April 30, 2007, the Fund had the following open reverse repurchase agreements:

Face
Amount	Security	Value

$599,520	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 2/2/07 bearing 3.900% to be repurchased at $607,184 on 5/31/07, collateralized by: $437,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $690,250	$599,520
4,160,412	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 3/26/07 bearing 4.750% to be repurchased at $4,196,642 on 5/31/07, collateralized by: $3,545,000 Bolivarian Republic of Venezuela, Collective Action Securities, 9.375% due 1/13/34; Market value (including accrued interest) — $4,551,672	4,160,412
2,402,345	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 3/28/07 bearing 3.750% to be repurchased at an amount and date to be determined, collateralized by: $1,705,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $2,693,082	2,402,345

	Total Reverse Repurchase Agreements (Proceeds — $7,162,277)	$7,162,277

16     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   At April 30, 2007, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Buy:	Contracts	Date	Value	Value	Gain

U.S. Treasury 5 year Note	279	6/07	$29,374,551	$29,526,047	$151,496

   At April 30, 2007, the Fund held loan participations with a total cost of $498,753 and a total market value of $502,656.

4.	Loan
At April 30, 2007, the Fund had a $22,000,000 credit line pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006, among the Fund, Panterra Funding LLC, and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee at an annual rate of 0.10% on the total amount of the credit line, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. During the six months ended April 30, 2007, the Fund did not have any borrowings outstanding under this credit agreement.

5.	Distributions Subsequent to April 30, 2007
On March 1, 2007, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.0750 per share payable on May 25, 2007 to shareholders of record on May 18, 2007.
   On May 17, 2007, the Fund’s Board declared three distributions, each in the amount of $0.0750 per share, payable June 29, 2007, July 27, 2007 and August 31, 2007 to shareholders of record on June 22, 2007, July 20, 2007, and August 24, 2007, respectively.

6.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent
Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      17

Notes to Financial Statements (unaudited) (continued)
that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
   The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.
   On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.
18     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
* * *
Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report      19

Notes to Financial Statements (unaudited) (continued)
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

9.	Investment Restriction
The Fund’s investment policy states that under normal market conditions, the Fund will invest at least 65% of its total assets in high-yield foreign sovereign debt securities. The Fund also may invest up to 35% of its total assets in high-yield non-U.S. and U.S. corporate debt securities.
   As of October 31, 2006, the Fund had approximately 55% in high-yield foreign sovereign debt securities. During the six months ended April 30, 2007, the Fund’s Manager has realigned the Fund’s portfolio to meet the Fund’s investment policy and has reimbursed the Fund for losses and transaction costs incurred by the Fund in the amount of $143,005.

10.	Subsequent Event
On May 23, 2007, the Fund announced a change, to be effective as of June 1, 2007, to its non-fundamental investment policy relating to the ability to invest in non-U.S. dollar- denominated debt.
   Under the Fund’s amended investment policy approved by the Board of Directors, the Fund may invest up to 50% of its total assets in non-U.S. dollar-denominated securities. Previously, the Fund had been limited to a maximum of 15% of its assets in non-U.S. dollar-denominated securities.
   The Fund’s Board of Directors approved this change after considering the best interests of the Fund’s shareholders, based upon management’s advice that the additional ability to invest in non-U.S. dollar-denominated securities would allow both LMPFA and Western Asset greater flexibility in making investment decisions, consistent with the Fund’s investment objectives and as an important risk management tool to guard against a U.S. dollar that has declined and may continue to do so in the future.
20     Western Asset Worldwide Income Fund Inc. 2007 Semi-Annual Report

Additional Shareholder Information (unaudited)
Result of Annual Meeting of Shareholders
The Annual Meeting of Shareholders of Western Asset Worldwide Income Fund Inc. was held on February 27, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:
Election of Directors

Nominees	Votes For	Votes Withheld

Daniel P. Cronin	11,179,920	126,227
Dr. Riordan Roett	11,171,059	135,088
At April 30, 2007, in addition to Daniel P. Cronin and Dr. Riordan Roett, the other Directors of the Fund were as follows:
Carol L. Colman
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Jeswald W. Salacuse

Western Asset Worldwide Income Fund Inc.       21

Dividend Reinvestment Plan (unaudited)
Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.
1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.
2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.
3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.
4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.
5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period,

22     Western Asset Worldwide Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)
then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.
6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.
7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.
8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.
9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although
Western Asset Worldwide Income Fund Inc.       23

Dividend Reinvestment Plan (unaudited) (continued)
Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.
10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.
11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.
12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.
13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be
24     Western Asset Worldwide Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)
authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.
14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.
15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.
16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.
Western Asset Worldwide Income Fund Inc.       25

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Western Asset
Worldwide Income Fund Inc.

DIRECTORS
Carol L. Colman Daniel P. Cronin Paolo M. Cucchi Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Dr. Riordan Roett Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA President and Chief Executive Officer Kaprel Ozsolak Chief Financial Officer and Treasurer Ted P. Becker Chief Compliance Officer Robert I. Frenkel Secretary and Chief Legal Officer

WESTERN ASSET WORLDWIDE INCOME FUND INC.
125 Broad Street 10th Floor, MF-2 New York, New York 10004

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISERS
Western Asset Management Company
Western Asset Management Company Limited

CUSTODIAN
State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT
American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
SBW

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

WAS04051  6/07 SR07-357

Western Asset
Worldwide Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that, from time to time, the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
Not Applicable
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable
ITEM 4. Principal Accountant Fees and Services
Not Applicable
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Proxy Voting Guidelines and Procedures
Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.
Background
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
Procedure
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a. A copy of Western Asset’s policies and procedures.
b. Copies of proxy statements received regarding client securities.
c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e. A proxy log including:
1. Issuer name;
2. Exchange ticker symbol of the issuer’s shares to be voted;
3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4. A brief identification of the matter voted on;
5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6. Whether a vote was cast on the matter;
7. A record of how the vote was cast; and
8. Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1. Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d. Votes are cast on a case-by-case basis in contested elections of directors.
2. Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3. Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a. Western Asset votes for proposals relating to the authorization of additional common stock.
b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c. Western Asset votes for proposals authorizing share repurchase programs.
4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5. Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
None
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Not applicable.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Western Asset Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.
Date: July 6, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.
Date: July 6, 2007

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Worldwide Income Fund Inc.
Date: July 6, 2007